UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to § 240.14a-12

DiamondPeak Holdings Corp.
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The following communication was aired on CNBC on Monday evening around 5:40PM:

Phil LeBeau: Let’s bring in Steve Burns, who is the founder and CEO of Lordstown Motors, joining us from the company’s facility that they’re still working on in Lordstown, Ohio. Steve, just to bring the audience up to speed, you guys announced a SPAC IPO deal today with DiamondPeak Holdings, valued at $1.6 billion. You expected to close in the fourth quarter. How did this all come together and how long were you guys in talks with DiamondPeak so to speak?

Steve Burns: We started looking at SPACs. COVID kind of put the brakes on some of the private funding we were talking to so we started talking to SPACs maybe three months ago. We interviewed four or five of them. I did find out that not all SPACs are created equal and you’ve got to find one that’s a good fit. DiamondPeak, their CEO really melded with our vision and our team, so it took about two and a half months to get to this point.

Phil LeBeau: Did you see greater urgency once you saw the reaction that the market had to what’s happened with Nikola and now you have Fisker. They’ve announced their own SPAC. Did you see a greater urgency to say, let’s get this done as quickly as possible?

Steve Burns: Well, you know, I have to be honest. It does seem like Wall Street goes from thing to thing and peaks and valleys. And if we were going to do it, we wanted to do it while it was… the appetite was there. And we really felt like we differentiated ourselves from the others that had come out. We have a factory and prototype. And we’re marching towards production so we thought it was suitable for a SPAC and to be up on the NASDAQ.

Phil LeBeau: Steve, what’s your reaction when you hear critics, and they’re on our air, there were a couple on today who were saying ‘look, this is a frenzy that’s going on when it comes to these EV-related SPACs and at the end of the day the investor is going to get burned.’ That there is just not going to be the kind of return that many people may be expecting from these SPACs.

Steve Burns: Well, at the end of the day, we have to make a great truck. If we make a great truck and we have happy customers, no matter what our financing facility is, we’ll be successful. So, look, this is capital-intensive business. We bought a full-functioning factory from General Motors, 2000 robots. I think you can see some of them behind me here. The prototype’s running great and we’ve got a great team, so we can’t really look at how others are doing, we just have to march towards our production date. We got 27,000 orders. We got customers really really wanting the truck. You know, there is no electric pickup truck out yet, so there needs to be one.

Forward-Looking Statement LEGENDS

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction among Lordstown Motors Corp. (“Lordstown”), DiamondPeak Holdings Corp. (“DiamondPeak”) and DPL Merger Sub Corp. In connection with the proposed transaction, DiamondPeak intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including DiamondPeak’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that DiamondPeak may file with the SEC or send to its shareholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF DiamondPeak ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov and DiamondPeak shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from DiamondPeak. Copies of documents filed with the SEC by DiamondPeak will be made available free of charge on DiamondPeak’s investor relations website at www.diamondpeakspac.com.

Participants in the Solicitation

DiamondPeak, Lordstown and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of common stock in respect of the proposed merger. Information about the directors and executive officers of DiamondPeak is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 25, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “assumption,” “believes,” “continue,” “expects,” “estimate,” “future,” “goal,” “intends,” “plans,” “projects,” “positions,” “target” or other similar expressions, whether in the negative or the affirmative, may identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on our forward-looking statements. Actual results may differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over which DiamondPeak and Lordstown have no control. These factors, risks and uncertainties include, but are not limited to, the following: (i) conditions to the completion of the proposed business combination and PIPE investment, including stockholder approval of the business combination, may not be satisfied or the regulatory approvals required for the proposed business combination may not be obtained on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties or the termination of any PIPE investor’s subscription agreement; (iii) the effect of the announcement or pendency of the proposed business combination on Lordstown’s business relationships, operating results, and business generally; (iv) risks that the proposed business combination disrupts Lordstown’s current plans and operations and potential difficulties in Lordstown’s employee retention as a result of the proposed business combination; (v) risks related to diverting management’s attention from Lordstown’s ongoing business operations; (vi) potential litigation that may be instituted against DiamondPeak or Lordstown or their respective directors or officers related to the proposed acquisition or the merger agreement or in relation to Lordstown’s business; (vii) the amount of the costs, fees, expenses and other charges related to the proposed business combination and PIPE investment; (viii) risks relating to the uncertainty of the projected financial information with respect to Lordstown, including the conversion of pre-orders into binding orders; (ix) risks related to Lordstown’s limited operating history, the rollout of Lordstown’s business and the timing of expected business milestones, including Lordstown’s ability to complete the engineering of the Endurance and the retooling of the Lordstown facility, and start production of the Endurance, on time and on budget; (x) the effects of competition and the pace and depth of electric vehicle adoption generally on Lordstown’s future business; (xi) Lordstown’s ability to achieve any level of EBITDA margin, including its ability to achieve breakeven EBITDA margin and the timetable for achieving breakeven EBITDA margin; (xii) changes in regulatory requirements, governmental incentives and fuel and energy prices; (xiii) the amount of redemption requests made by DiamondPeak’s public stockholders; (xiv) the ability of DiamondPeak to issue equity or equity-linked securities in connection with the transaction or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) such other factors as are set forth in DiamondPeak’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its final prospectus for its initial public offering, which was filed with the SEC on February 26, 2019 and Annual Report on Form 10-K for the fiscal year ended December 31, 2019, its subsequent quarterly reports on Form 10-Q, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov.

Forward-looking statements reflect the views and assumptions of DiamondPeak and Lordstown as of the date of this communication with respect to future events. Neither DiamondPeak nor Lordstown undertakes, and each hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by DiamondPeak or Lordstown or any other person that the events or circumstances described in such statement are material.